UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2018

ALGAE DYNAMICS CORP.

(Exact name of registrant as specified in its charter)

Ontario	333-199612	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

37 – 4120 Ridgeway Drive
Mississauga, Ontario Canada	L5L 5S9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (289) 997 6740

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with very early discussions regarding a private offering of securities of Algae Dynamics Corp. (the “Company”), the Company intends to disclose certain information to prospective investors including in a preliminary offering memorandum (the “Offering Memorandum”). This report does not constitute an offer to sell, or the solicitation of an offer to buy, securities of the Company.

Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.1 to this Current Report on Form 8-K the sections captioned “Summary,” “Summary of Financial Information”, “Risk Factors,” “Capitalization Table” and related updates from the Offering Memorandum. We intend to explain in an explanatory note to the Offering Memorandum that we have filed with the Securities and Exchange Commission notifications of late filing on November 15, 2017 with respect to our Form 10-Q for the period ended September 30, 2017, on February 15, 2018 with respect to our Form 10-Q for the period ended December 31, 2017 and on July 3, 2018 with respect to our Form 10-K for the year ended March 31, 2018. The reasons cited for these delays include that we have been engaged in a number of transactions over that period which has affected our disclosure and we continue to wait for the completion of the independent accountant’s review, which has been delayed due to our current liquidity situation. The Company is continuing to seek sources of additional capital to, among other things, complete these outstanding reports.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report (including the exhibit attached hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Excerpts from the Company’s Offering Memorandum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALGAE DYNAMICS CORP.

Date: July 26, 2018	By:	/s/ Ross Eastley
Ross Eastley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Excerpts from the Company’s Offering Memorandum.